Securities Purchased in Underwritings Involving
Transactions with Donaldson, Lufkin, & Jenrette Securities Corporation Subject to Rule 10f-3 Under the Investment Company Act of 1940

10f-3 TRANSACTIONS FOR THE PERIOD OCTOBER 6, 1997 THROUGH NOVEMBER 30, 1997

ALLIANCE ALL MARKET ADVANTAGE FUND

                                         Date         Shares      Price Per
Security*                             Purchased     Purchased       Share

American Italian Pasta Co.             10/08/97         2,000        $18.00
C. H. Robinson Worldwide               10/15/97        12,000        $18.00
Dril-Quip                              10/23/97         3,700        $24.00
Bayard Drilling Technologies           11/04/97        10,600        $23.00
IRI International Corp.                11/13/97         7,600        $18.00


                             % of
  Shares       Total       Offering
Purchased      Shares     Purchased                         Shares
 by Fund      Offered         By        Purchased            Held
  Group        (000)      Group (1)        From            11/30/97

    2,000       7,900         0.03%     Morgan Stanley            0
   12,000      10,578         0.11%     Alex Brown                0
   61,300       5,000         1.23%     Morgan Stanley            0
   10,600       9,600         0.11%     Lehman Bros.              0
  131,300      12,000         1.09%     Lehman Bros.              0


* Unless otherwise indicated, the securities were part of an issue registered under the Securities Act of 1933 and offered to the public.

**   Indicates the purchase of an Eligible Rule 144A Security.

(1)  Purchases by all Alliance Funds, including the Fund, may not exceed:

     a) if purchased in an offering other than an Eligible Rule 144A Offering, 25% of the prinicipal amount of the offering of such class; or

     b) if purchased in an Eligible Rule 144A Offering, 25% of the total of (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, plus (ii) the principal amount of the offering of such class in any concurrent public offering.


Securities Purchased in Underwritings Involving
Transactions with Donaldson, Lufkin, & Jenrette Securities Corporation Subject to Rule 10f-3 Under the Investment Company Act of 1940

10f-3 TRANSACTIONS FOR THE PERIOD DECEMBER 1, 1997 THROUGH FEBRUARY 28, 1998

ALLIANCE ALL MARKET ADVANTAGE FUND

                                         Date         Shares      Price Per
Security*                             Purchased     Purchased       Share

None


                             % of
  Shares       Total       Offering
Purchased      Shares     Purchased                         Shares
 by Fund      Offered         By        Purchased            Held
  Group        (000)      Group (1)        From            02/28/98




* Unless otherwise indicated, the securities were part of an issue registered under the Securities Act of 1933 and offered to the public.

**   Indicates the purchase of an Eligible Rule 144A Security.

(1)  Purchases by all Alliance Funds, including the Fund, may not exceed:

     a) if purchased in an offering other than an Eligible Rule 144A Offering, 25% of the prinicipal amount of the offering of such class; or

     b) if purchased in an Eligible Rule 144A Offering, 25% of the total of (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, plus (ii) the principal amount of the offering of such class in any concurrent public offering.


Securities Purchased in Underwritings Involving
Transactions with Donaldson, Lufkin, & Jenrette Securities Corporation Subject to Rule 10f-3 Under the Investment Company Act of 1940

10f-3 TRANSACTIONS FOR THE PERIOD MARCH 1, 1998 THROUGH MAY 31, 1998

ALLIANCE ALL MARKET ADVANTAGE FUND

                                         Date         Shares      Price Per
Security*                             Purchased     Purchased       Share

ISS Group Inc.                         03/23/98           900        $22.00
DA Consulting Group                    04/24/98           400        $14.50
Fifth Third Bancorp                    05/06/98         5,600        $50.81
Evolving Systems                       05/11/98           900        $14.00
L-3 Communications                     05/18/98         3,500        $22.00


                             % of
  Shares       Total       Offering
Purchased      Shares     Purchased                          Shares
 by Fund      Offered         By        Purchased             Held
  Group        (000)      Group (1)        From             11/30/97

   41,700       3,000         1.39%     Goldman Sachs              0
    1,400       2,400         0.06%     William Blair              0
  353,100       3,600         9.81%     Smith Barney               0
   29,800       4,600         0.65%     Goldman Sachs              0
   13,100       6,000         0.22%     Lehman Brothers            0


* Unless otherwise indicated, the securities were part of an issue registered under the Securities Act of 1933 and offered to the public.

**   Indicates the purchase of an Eligible Rule 144A Security.

(1)  Purchases by all Alliance Funds, including the Fund, may not exceed:

     a) if purchased in an offering other than an Eligible Rule 144A Offering, 25% of the prinicipal amount of the offering of such class; or

     b) if purchased in an Eligible Rule 144A Offering, 25% of the total of (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, plus (ii) the principal amount of the offering of such class in any concurrent public offering.


Securities Purchased in Underwritings Involving
Transactions with Donaldson, Lufkin, & Jenrette Securities Corporation Subject to Rule 10f-3 Under the Investment Company Act of 1940

10f-3 TRANSACTIONS FOR THE PERIOD JUNE 1, 1998 THROUGH AUGUST 31, 1998

ALLIANCE ALL MARKET ADVANTAGE FUND

                                         Date         Shares      Price Per
Security*                             Purchased     Purchased       Share

Loral Space & Communications           06/24/98        15,000        $27.00
Adams Golf, Inc.                       07/09/98         8,000        $16.00
Broadcast.com                          07/16/98         1,200        $18.00
Geocities                              08/10/98           900        $17.00


                             % of
  Shares       Total       Offering
Purchased      Shares     Purchased                          Shares
 by Fund      Offered         By        Purchased             Held
  Group        (000)      Group (1)        From             11/30/97

  778,800       6,700        11.62%     Lehman Brothers            0
    8,000       6,000         0.13%     Lehman Brothers            0
   27,300       2,500         1.09%     Morgan Stanley             0
   45,000       4,750         0.95%     Goldman Sachs              0


* Unless otherwise indicated, the securities were part of an issue registered under the Securities Act of 1933 and offered to the public.

**   Indicates the purchase of an Eligible Rule 144A Security.

(1)  Purchases by all Alliance Funds, including the Fund, may not exceed:

     a) if purchased in an offering other than an Eligible Rule 144A Offering, 25% of the prinicipal amount of the offering of such class; or

     b) if purchased in an Eligible Rule 144A Offering, 25% of the total of (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, plus (ii) the principal amount of the offering of such class in any concurrent public offering.


Securities Purchased in Underwritings Involving
Transactions with Donaldson, Lufkin, & Jenrette Securities Corporation Subject to Rule 10f-3 Under the Investment Company Act of 1940

10f-3 TRANSACTIONS FOR THE MONTH OF SEPTEMBER 1998

ALLIANCE ALL MARKET ADVANTAGE FUND

                                         Date         Shares      Price Per
Security*                             Purchased     Purchased       Share

EBAY Inc.                              10/23/98           900        $18.00


                             % of
  Shares       Total       Offering
Purchased      Shares     Purchased                         Shares
 by Fund      Offered         By        Purchased            Held
  Group        (000)      Group (1)        From            09/30/98

   50,700       3,500         1.45%     Goldman Sachs             0


* Unless otherwise indicated, the securities were part of an issue registered under the Securities Act of 1933 and offered to the public.

**   Indicates the purchase of an Eligible Rule 144A Security.

(1)  Purchases by all Alliance Funds, including the Fund, may not exceed:

     a) if purchased in an offering other than an Eligible Rule 144A Offering, 25% of the prinicipal amount of the offering of such class; or

     b) if purchased in an Eligible Rule 144A Offering, 25% of the total of (i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, plus (ii) the principal amount of the offering of such class in any concurrent public offering.